UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

APRIL 2, 2007
Date of Report (Date of earliest event reported)

URANIUM ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-127185	98-0399476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9801 Anderson Mill Road, Suite 230, Austin, Texas	78750
(Address of principal executive offices)	(Zip Code)

(512) 828-6980
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

__________

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02          Departure of Directors or Principal Officers; Appointment of Principal Officers

Effective on April 2, 2007, the Board of Directors (the "Board") of Uranium Energy Corp. (the "Company") accepted the resignation of D. Bruce Horton, as a director of the Company (the "Resignation"), and, in conjunction therewith, accepted the consent to act as a director of the Company of Ivan Obolensky (the "Appointment").

As a consequence of the Board's acceptance of each of the Resignation and Appointment, the Board also, and again effective on April 2, 2007, reappointed the following individuals to the following Executive positions within the Company:

Individual	Officer position with the Company
Alan P. Lindsay	Chairman of the Board
Amir Adnani	President, Chief Executive Officer and Principal Executive Officer
Harry L. Anthony	Chief Operating Officer
Pat Obara	Secretary, Treasurer, Chief Financial Officer and Principal Accounting Officer

The following represents a brief overview of the previous five-year employment history of the Company's new director:

Ivan Obolensky: Director. Mr. Obolensky has 40 years experience in the investment banking business as a financial analyst, with specific expertise in the areas of defense aerospace, oil and gas, nuclear power, metals and minerals, publishing and high technology industries. He has been an executive of several investment banks, including Sterling Grace & Co., Jesup, Josephthal & Co., Dominick and Dominick, Inc., Middendorf Colgate, and CB Richard Ellis Mosley Hallgarten. Currently, Mr. Obolensky is a Vice President of Shields & Company, an Investment Bank and Member of the New York Stock Exchange.

Ivan Obolensky is a Registered Investment Advisor and a member of the New York Society of Security Analysts. He has made frequent appearances as a guest on CNBC, CNNfn, and Bloomberg TV. Mr. Obolensky is also a member of various foundations and philanthropic organizations, and serves as Chairman and CEO of the Soldiers' Sailors' Marines' and Airmen's Club in New York. He is a graduate of Yale University and a retired Lieutenant (Junior Grade) in the U.S. Naval Air Corps.

At present there are no employment arrangements as between the Company and Mr. Obolensky.

The present Board of the Company is now comprised of each of Messrs. Obolensky, Amir Adnani, Alan P. Lindsay, Harry L. Anthony, Randall C. Reneau and Erik Essiger. As a furtherance consequence of the Board's acceptance of each of the Resignation and Appointment, the Board also, and again effective on April 2, 2007, appointed and, where applicable, reappointed, each of Messrs. Lindsay, Essiger and Obolensky to each of the Company's existing Audit, Compensation, Corporate Governance and Ethics Committees:

__________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
URANIUM ENERGY CORP.
DATE: April 2, 2007.	By: "Amir Adnani" _____________________________________ Amir Adnani President, Chief Executive Officer, Principal Executive Officer and a director

__________